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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2004


                              IONICS, INCORPORATED
             (Exact name of registrant as specified in its charter)



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

               MASSACHUSETTS                                1-7211                             04-2068530
          (State of incorporation)                 (Commission File Number)        (IRS Employer Identification No.)



       65 GROVE STREET, WATERTOWN, MA                        02472                           (617) 926-2500
  (Address of principal executive offices)                (Zip Code)                (Registrant's telephone number,
                                                                                          including area code)

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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

On February 13, 2004, Ionics, Incorporated ("Ionics") acquired the stock and membership interests of Ecolochem, Inc. and its affiliated companies (collectively, the "Ecolochem Group") from the shareholders and members of the Ecolochem Group (the "Sellers"). The acquisition of the Ecolochem Group (the "Acquisition") was consummated pursuant to a Purchase Agreement dated as of November 18, 2003, as amended as of February 13, 2004, among Ionics and the Sellers (the "Purchase Agreement"). In connection with the Acquisition, Ionics paid the Sellers an aggregate purchase price of $209,204,818 million in cash and 4,652,648 shares of Ionics common stock. The terms of the Acquisition and the consideration received by the Sellers were the result of arm's-length negotiations between Ionics and the Sellers.

The cash portion of the consideration came from Ionics' available cash resources and from new credit facilities under the Credit Agreement dated as of February 13, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Ionics, the Subsidiary Guarantors (as defined therein), the Lenders (as defined therein), UBS Securities LLC, as lead arranger, sole bookmanager and documentation agent, Fleet Securities, Inc. and Bank of America, N.A., as syndication agents, Wachovia Bank, N.A. and General Electric Capital Corporation, as co-documentation agents, UBS Loan Finance LLC, as swingline lender, HSBC Bank USA, as issuing bank, and UBS AG, Stamford Branch, as administrative agent for the Lenders and collateral agent for the Secured Parties. The Credit Agreement permits Ionics to borrow up to $255,000,000 under both term and revolving loans. Under the credit facility, revolving loans mature on February 13, 2009 and term loans mature on February 13, 2011. The credit facility is secured by liens on certain collateral as well as the pledge of stock in certain of Ionics' subsidiaries. In addition, certain of Ionics' subsidiaries are guarantors under the Credit Agreement. The credit facilities contain covenants which, among other things, require Ionics to maintain certain financial ratios and impose certain limitations or prohibitions on Ionics with respect to the incurrence of indebtedness, liens and capital leases; the payment of dividends on, and the redemption or repurchase of capital stock of Ionics; investments and advances; and certain acquisitions or asset sales.

In connection with the Acquisition, the Sellers and Ionics also entered into a Stockholders Agreement, and two separate escrow agreements. Additionally, Ionics and one of the Sellers, Lyman B. Dickerson, entered into an Employment Agreement. Pursuant to the terms of the Stockholders Agreement, the Sellers were granted the right to designate two members of the Ionics Board of Directors. In satisfaction of this right, on February 17, 2004, Lyman B. Dickerson and Frederick T. Stant III, the designees of the Sellers, were appointed to the Ionics Board of Directors. Moreover, the terms of the Stockholders Agreement provide that Lyman B. Dickerson will have the opportunity to become the Chairman of the Ionics Board of Directors.

Pursuant to the terms of Lyman B. Dickerson's Employment Agreement with Ionics, Mr. Dickerson was named Vice President of Ionics' Water Systems Division (which includes, among other operations, the Ecolochem Group and its respective subsidiaries and Ionics' Ultrapure Water and Industrial Water operations). The term of this agreement is for two years unless sooner terminated for "cause" (as defined therein) or under certain other circumstances.

The Ecolochem Group, consisting of Ecolochem, Inc., Ecolochem International, Inc., Moson Holdings, L.L.C. and Ecolochem S.A.R.L., is a leading provider of mobile water treatment services. The Ecolochem Group also offers outsourced, or customer facility-based, long-term, water treatment services. Ionics intends to continue the business operations of the Ecolochem Group utilizing its assets and staff.

The Purchase Agreement (which is attached hereto as Exhibit 2.1) and certain other agreements entered into in connection with the Acquisition (which are attached hereto as Exhibits 2.2, 2.3, 2.4, 2.5, and 2.6) are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)    Financial Statements of Business Acquired.


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                                      -3-


                  The following combined financial statements of the Ecolochem Group, together with the report of KPMG LLP thereon, appear as
                  Exhibit 99.1 to this report and are incorporated herein by this reference:

                    Combined balance sheets as of September 30, 2003 and 2002

                    Combined statements of earnings for the years ended September 30, 2003, 2002 and 2001

                    Combined statements of stockholders' equity and comprehensive income for the years ended September 30, 2003, 2002 and 2001

                    Combined statements of cash flows for the years ended September 30, 2003, 2002 and 2001

                    Notes to combined financial statements

                  The following combined financial statements of the Ecolochem Group, appear as Exhibit 99.2 to this report and are incorporated herein by this reference:

                    Combined balance sheets (unaudited) as of December 31, 2003 and September 30, 2003

                    Combined statements of earnings (unaudited) for the three months ended December 31, 2003 and 2002

                    Combined statements of stockholders' equity and comprehensive income (unaudited) for the three months ended December 31, 2003

                    Combined statements of cash flows (unaudited) for the three months ended December 31, 2003 and 2002

                    Notes to combined financial statements

          (b)  Pro Forma Financial Information.

                  The required financial statements will be filed not later than 75 days from the date of the event reported herein.


          (c)  Exhibits.

                  Exhibit Number    Description
                  --------------    -----------

                  Exhibit 2.1 Purchase Agreement between the individuals and entities listed on Exhibit A and Ionics, Incorporated dated as of November 18, 2003.

                  Exhibit 2.2 Stockholders Agreement dated as of February 13, 2004 among Ionics, Incorporated and the individuals and entities listed on Exhibit A.

                  Exhibit 2.3 Amendment No. 1 dated as of February 13, 2004 to the Purchase Agreement between the individuals and entities listed on Exhibit A and Ionics, Incorporated dated as of November 18, 2003.

                  Exhibit 2.4 Escrow Agreement among Ionics, Incorporated, the entities and persons listed on Annex A, Lyman B. Dickerson and Douglas G. Dickerson (as Sellers' Representatives) and Citibank, N.A. (as escrow agent) dated as of February 13, 2004.


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                Exhibit 2.5         Section 338 Escrow Agreement among Ionics,
                                    Incorporated, the entities listed on Annex
                                    A, Lyman B. Dickerson and Douglas G.
                                    Dickerson (as Sellers' Representatives) and
                                    Citibank, N.A. (as escrow agent) dated as of February 13, 2004.

                Exhibit 2.6 Employment Agreement by and between Ionics, Incorporated and Lyman B. Dickerson dated as of February 13, 2004.

                Exhibit 23.1        Consent of KPMG LLP.

                Exhibit 99.1 The following combined financial statements of the Ecolochem Group, together with the report of KPMG LLP thereon:

                                        Combined balance sheets as of September
                                        30, 2003 and 2002

                                        Combined statements of earnings for the
                                        years ended September 30, 2003, 2002 and
                                        2001

                                        Combined statements of stockholders'
                                        equity and comprehensive income for the
                                        years ended September 30, 2003, 2002 and
                                        2001

                                        Combined statements of cash flows for
                                        the years ended September 30, 2003, 2002
                                        and 2001

                                        Notes to combined financial statements

                  Exhibit 99.2 The following combined financial statements of the Ecolochem Group:

                                        Combined balance sheets (unaudited) as
                                        of December 31, 2003 and September 30,
                                        2003

                                        Combined statements of earnings
                                        (unaudited)for the three months ended
                                        December 31, 2003 and 2002

                                        Combined statements of stockholders'
                                        equity and comprehensive income
                                        (unaudited) for the three months ended
                                        December 31, 2003

                                        Combined statements of cash flows
                                        (unaudited) for the three months ended
                                        December 31, 2003 and 2002 Notes to
                                        combined financial statements



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   IONICS, INCORPORATED


February 27, 2004                  By: /s/Stephen Korn
                                       -----------------------------------------
                                       Name: Stephen Korn
                                       Title: Vice President and General Counsel




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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number      Description
--------------      -----------

Exhibit 2.1 Purchase Agreement between the individuals and entities listed on Exhibit A and Ionics, Incorporated dated as of November 18, 2003.

Exhibit 2.2 Stockholders Agreement dated as of February 13, 2004 among Ionics, Incorporated and the individuals and entities listed on Exhibit A.

Exhibit 2.3 Amendment No. 1 dated as of February 13, 2004 to the Purchase Agreement between the individuals and entities listed on Exhibit A and Ionics, Incorporated dated as of November 18, 2003.

Exhibit 2.4 Escrow Agreement among Ionics, Incorporated, the entities and persons listed on Annex A, Lyman B. Dickerson and Douglas G. Dickerson (as Sellers' Representatives) and Citibank, N.A. (as escrow agent) dated as of February 13, 2004.

Exhibit 2.5 Section 338 Escrow Agreement among Ionics, Incorporated, the entities listed on Annex A, Lyman B. Dickerson and Douglas
                    G. Dickerson (as Sellers' Representatives) and Citibank, N.A. (as escrow agent) dated as of February 13, 2004.

Exhibit 2.6 Employment Agreement by and between Ionics, Incorporated and Lyman B. Dickerson dated as of February 13, 2004.

Exhibit 23.1        Consent of KPMG LLP.

Exhibit 99.1 The following combined financial statements of the Ecolochem Group, together with the report of KPMG LLP thereon:

                        Combined balance sheets as of September 30, 2003 and
                        2002

                        Combined statements of earnings for the years ended September 30, 2003, 2002 and 2001

                        Combined statements of stockholders' equity and comprehensive income for the years ended September 30, 2003, 2002 and 2001

                        Combined statements of cash flows for the years ended September 30, 2003, 2002 and 2001

                        Notes to combined financial statements

Exhibit 99.2        The following combined financial statements of the Ecolochem
                    Group:

                        Combined balance sheets (unaudited) as of December 31, 2003 and September 30, 2003

                        Combined statements of earnings (unaudited) for the three months ended December 31, 2003 and 2002 Combined statements of stockholders' equity and comprehensive income (unaudited) for the three months ended December 31, 2003



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                                      -7-


                        Combined statements of cash flows (unaudited) for the three months ended December 31, 2003 and 2002 Notes to combined financial statements